UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    May 11, 2024
Commission File Number

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-17795	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

800 W. 6th Street	Austin,	TX		78701
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code:			(512)	851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	CRUS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2024, Venk Nathamuni provided Cirrus Logic, Inc. (the “Company”) with notice of his intent to resign from his position as Chief Financial Officer effective May 24, 2024. Mr. Nathamuni has indicated that his resignation is due to his pursuit of other professional opportunities outside the semiconductor industry, and not the result of any disagreement with the Company or the Company’s Board of Directors on any matter relating to the operations, financial reporting, policies, or practices of the Company. The Company intends to conduct a comprehensive search for potential internal and external candidates to replace Mr. Nathamuni.

In the interim, on May 14, 2024, the Company’s Board of Directors appointed Ulf Habermann, the Company’s current Principal Accounting Officer, as interim Chief Financial Officer effective upon Mr. Nathamuni’s resignation and until a successor is appointed. Mr. Habermann will continue to serve as the Company’s Principal Accounting Officer.

Mr. Habermann, age 48, joined the Company in February 2002 as its Financial Analyst and, since then, has served in various other roles in the Company's financial organization. Prior to being named Controller, Treasurer and Vice President of Finance in September 2021, Mr. Habermann served as Vice President FP&A, Corporate Procurement, and Facilities. No new compensatory arrangements have been entered into at this time with Mr. Habermann in connection with his assuming the responsibilities as the Company’s interim Chief Financial Officer.

There are no family relationships between Mr. Habermann and any director or executive officer of the Company, and there are no relationships or understandings between Mr. Habermann and any other person pursuant to which he was appointed as the interim Chief Financial Officer. Mr. Habermann does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On May 16, 2024, the Company issued a press release related to the matters described in Item 5.02. A copy of the press release is attached hereto as Exhibit 99.1.

The information under this Item 7.01, including the press release attached hereto as exhibit 99.1, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit No.    Description
99.1        Cirrus Logic, Inc. Press Release, dated May 16, 2024.
104        Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	May 16, 2024	By:	/s/ Gregory S. Thomas
			Name:	Gregory S. Thomas
			Title:	Senior Vice President, General Counsel